UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2008

THE READER’S DIGEST ASSOCIATION, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-10434	13-1726769
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Reader’s Digest Road Pleasantville, New York 10570
(Address of Principal Executive Offices) (Zip Code)

(914) 238-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition

On October 14, 2008, The Reader’s Digest Association, Inc. (“RDA”) held a conference call to review the financial results of its fourth quarter and fiscal 2008 year-end performance, broadcast live by webcast.  A copy of the slides presented during the call are attached hereto as Exhibit 99.1, and are hereby incorporated by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

The information contained herein (including the exhibit) and oral statements made from time to time by representatives of RDA (including, but not limited to, statements regarding the expectations of RDA’s operating plans and strategies generally; statements regarding RDA’s expectations of the performance of its lines of business; and future operating results) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although RDA believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Many of these factors are beyond RDA’s ability to control or predict.  Important factors that may cause actual results to differ materially and could impact the RDA and the statements contained in this report can be found in RDA’s filings with the Securities and Exchange Commission.  For forward-looking statements in this report, RDA claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  RDA assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                             Exhibit Title

99.1	Slides presented during The Reader’s Digest Association, Inc.’s fourth quarter 2008 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE READER’S DIGEST ASSOCIATION, INC.

                                    By:           /s/ William Magill
                                    William Magill
                                    Vice President and Treasurer

Date:       October 14, 2008

EXHIBIT INDEX

Exhibit No.                            Exhibit Title

99.1	Slides presented during The Reader’s Digest Association, Inc.’s fourth quarter 2008 conference call.